UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/17/2009

HCC Insurance Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-13790

Delaware	76-0336636
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

13403 Northwest Freeway
Houston, Texas 77040
(Address of principal executive offices, including zip code)

713-690-7300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 17, 2009, HCC Insurance Holdings, Inc. (the "Company") commenced a compensation arrangement in which each of Frank J. Bramanti and John N. Molbeck, Jr., the Company's Chief Executive Officer and President and Chief Operating Officer, respectively, were participants. Under this compensation arrangement, Messrs. Bramanti and Molbeck were granted one-third of their incentive bonus compensation for 2008 in the form of HCC common stock. Mr. Bramanti and Mr. Molbeck have each agreed not to sell, transfer or dispose of the stock so received for so long as he is a full time employee of the Company.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc.

Date: February 23, 2009	By:	/s/ Frank J. Bramanti
Frank J. Bramanti
Chief Executive Officer